UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2022

SURGALIGN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38832	83-2540607
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road, Suite 315, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 343-6832

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, $0.001 par value	SRGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 5, 2022, Surgalign Holdings, Inc., a Delaware corporation along with its subsidiary Surgalign Spine Technologies, Inc. (together the “Company”) entered into a Global Settlement Agreement (the “Settlement”) with Pioneer Surgical Technology, Inc. d/b/a Resolve Surgical Technologies and RTI Surgical, Inc. (together “RTI”), relating to the sale of the Company’s OEM business in 2020 and its continued relationship with RTI. As per the terms of the Settlement, RTI and the Company dismissed the litigation styled RTI Surgical, Inc. et al. v. Surgalign Holdings, Inc., et al., C.A. No. N22C-04-042 PRW CCLD (the “Delaware Litigation”) and released each other from other potential claims. The amendments further released the Company from the obligation to cure a purchase shortfall for the current year and reduced the Company’s minimum annual purchase requirements. In addition, the sole-source relationship between the Company and RTI has been extended for an additional two years with updated supply chain provisions reflecting the separation of the Company and RTI.

The foregoing is intended to be only a summary of the material terms of the Settlement, does not purport to be a complete description of the Settlement, and is qualified in its entirety by reference to the Settlement attached as Exhibit 10.23 to this Current Report on Form 8-K.

Item 8.01	Other Events.

On August 10, 2022, the Company issued a press release disclosing that it had entered into the Settlement with RTI. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.23	Global Settlement Agreement by and between Surgalign Spine Technologies, Inc. and Surgalign Holdings, Inc., on the one hand, and Pioneer Surgical Technology, Inc. d/b/a Resolve Surgical Technologies and RTI Surgical, Inc., on the other hand

99.1	Press Release, dated August 10, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SURGALIGN HOLDINGS, INC.

Date: August 10, 2022	By:	/s/ Paolo G. Amoruso
	Name:	Paolo G. Amoruso
	Title:	Chief Legal Officer and Corporate Secretary